UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006

Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Amendment to the Progress Software Corporation 1991 Employee Stock Purchase Plan, as amended

Item 1.01      Entry into a Material Definitive Agreement
     On September 5, 2006, the Board of Directors of Progress Software Corporation (the “Company”) voted to amend the Company’s 1991 Employee Stock Purchase Plan, as amended (the “Plan”), in response to the Company’s temporary suspension of the issuance and sale of shares of Common Stock of the Company pursuant to its registration statements on Form S-8 filed with the Securities and Exchange Commission with respect to the Plan.
     The Plan operates through a series of 27-month offering periods, each of which includes nine quarterly purchase periods. Payroll deductions of plan participants are used to purchase shares of Common Stock at the end of each purchase period.
     The amendments provide that no purchases of shares of Common Stock of the Company under the Plan shall occur, nor shall any new offering periods commence, at any time when the Company is not lawfully permitted to offer, issue and sell shares of Common Stock pursuant to the terms of the Plan. Participants may withdraw from participation in any offering period at any time and obtain a full refund of any remaining payroll deductions made during such offering period. The amendments also provide that, if a participant does not withdraw from an offering period, any remaining payroll deductions withheld pursuant to terms of the Plan prior to the temporary suspension of the registration statements on Form S-8 applicable to the Plan will be used to purchase shares of Common Stock at the end of the next succeeding purchase period at which the Company may lawfully offer, issue and sell shares of Common Stock pursuant to the Plan. If no such purchase period occurs during an offering period, then participants’ remaining payroll deductions for that offering period will be returned to them, without interest. Finally, the amendments provide that, if an offering period cannot commence on a regular commencement date because on that date the Company is not lawfully permitted to offer, issue and sell shares of Common Stock pursuant to the terms of the Plan, the Compensation Committee shall have the discretion to select another commencement date for such offering period and to determine whether such offering period will have a duration of less than 27 months.
Item 9.01      Financial Statements and Exhibits
(c)	Exhibits

99.1	Amendment to the Progress Software Corporation 1991 Employee Stock Purchase Plan, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2006	Progress Software Corporation
	By:	/s/ Norman R. Robertson
Senior Vice President, Finance and Administration and Chief Financial Officer